UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2023

Minerva Surgical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40919	26-3422906
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4255 Burton Dr., Santa Clara, CA 95054

(Address of Principal Executive Offices) (Zip Code)

(855) 646-7874

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	UTRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure Of Directors or Certain Officers; Election Of Directors; Appointment of Certain Officers

On March 1, 2023, the board of directors (the “Board”) of Minerva Surgical, Inc. (the “Company”) appointed Daniel Cohen to the Board as a director of the Company. Mr. Cohen has also been appointed to the audit committee of the Board.

Mr. Cohen is a Venture Partner with Accelmed Partners, with over 25 years of experience in medical technology finance, investment banking, and private equity. Prior to joining Accelmed Partners, Daniel held various positions within the medtech and biotech industry and was involved in more than 100 transactions in the last 20 years.

Mr. Cohen currently serves as board member for several privately-held companies. His past experience includes Senior Investment Director & General Manager Israel at Fosun Pharma from 2013 to 2016, Principal at Omnes Capital from 2010 – 2013, and Director at Market Bridges from 2004 – 2010. Mr. Cohen has a B.Sc in Computer Sciences and an MBA from ESSEC Business School in Paris.

Neither Mr. Cohen nor any of his immediate family members has any direct or indirect material interest in any transaction, or transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than the transactions related to Accelmed Partners II LP disclosed in the Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 28, 2022 and February 9, 2023. In connection with his election, the Company and Mr. Cohen have entered into the Company’s standard indemnification agreement, the form of which was filed with the Commission on September 27, 2021, as Exhibit 10.1 to the Company’s registration statement on Form S-1. Mr. Cohen will receive the same cash or equity compensation under the Company’s outside director compensation policy that is paid to the Company’s other outside directors and will be reimbursed for expenses associated with attending meetings of the Board and its committees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERVA SURGICAL, INC.

By:	/s/ Todd Usen
Name:	Todd Usen
Title:	Chief Executive Officer

Date: March 6, 2023.